UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2021

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Chesterbrook Boulevard, Suite 300,

Berwyn, Pennsylvania 19312

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on which registered
Ordinary Shares, par value $0.01 per share	TSE	New York Stock Exchange

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On June 14, 2021, Trinseo S.A. (the “Company”) held its Annual General Meeting of Shareholders pursuant to notice duly given. A total of 35,285,869 ordinary shares were present or represented by proxy, which accounted for approximately 91% of the shares entitled to vote at the Annual General Meeting. The Company’s shareholders voted on the following ten proposals and cast their votes as set forth below.

Annual General Meeting Proposal One: Approval of the Proposed Merger of the Company into Trinseo PLC

The Company’s shareholder approved the proposed merger of the Company into Trinseo PLC, an Irish public limited company, in accordance with the common draft terms of merger dated April 23, 2021 whereby Trinseo PLC will acquire all assets and liabilities of the Company by universal succession of title, and the Company will cease to exist, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
32,646,302	224,314	16,816	2,398,437

Annual General Meeting Proposal Two: Approval of Amendment to Articles of Association

The Company’s shareholders voted to approve an amendment to Article 7.1.1 of the Company’s articles of association, as amended and restated on June 20, 2018 (the “Articles”), to increase the size of the Company’s Board to a maximum of thirteen (13) directors, by the votes set forth in the table below. The Articles are attached hereto as Exhibit 3.1.

For	Against	Abstain
35,231,155	33,300	21,414

Annual General Meeting Proposal Three: Approval, on an Advisory Basis, of the Proposed Constitution of Trinseo PLC

Subject to approval of Proposal 1, the Company’s shareholders voted to approve, on a non-binding advisory basis, the proposed Memorandum and Articles of Association of Trinseo PLC (the “Proposed Constitution”) which will be in effect at time of the Merger and which will effectively replace the Company’s Articles, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
32,803,112	65,402	18,918	2,398,437

Annual General Meeting Proposal Four: Approval, on an Advisory Basis, of the Material Differences between the Company’s Articles and the Proposed Constitution

Subject to approval of Proposal 1, the Company’s shareholders vote upon separate proposals to approve, on a non-binding advisory basis, the following material differences between our Articles and the Proposed Constitution, by the votes set forth in the tables below:

(a)	Upon the effective date of the Merger, under the Proposed Constitution, Trinseo PLC will have a share capital of (i) 4,000,000,000 ordinary shares, par value $0.01 per share, (ii) 1,000,000,000 preferred shares, par value $0.01 per share and (iii) 25,000 deferred ordinary shares par value €1.00 per share, in comparison to the Articles which provides for a share capital of up to 50,000,000,000 shares, par value $0.01 per share.

For	Against	Abstain	Broker Non-Votes
2,039,763	30,815,694	31,975	2,398,437

(b)	Under the Proposed Constitution, the board of directors of Trinseo PLC will have discretion to issue up to the authorized but unissued amount of Trinseo PLC’s share capital for cash without first offering those shares to existing shareholders for a period of five years from adoption, in comparison to the Articles which permit the Board to issue up to 20% of the existing share capital without offering those shares to existing shareholders and up to 100% of the existing share capital with preemptive rights, until 2023.

For	Against	Abstain	Broker Non-Votes
11,168,832	21,687,023	31,577	2,398,437

(c)	Under the Proposed Constitution, shareholders wishing to nominate persons for election to the Board or to properly bring other business before an annual general meeting of shareholders must give timely notice to Trinseo PLC, which must be received not less than 90 nor more than 120 days prior to the first anniversary of the date Trinseo PLC’s proxy statement for the prior year was first mailed to shareholders, in comparison to the Articles under which shareholders may bring nominations for directors for vote at an annual meeting if submitted 90 to 120 days prior to the annual meeting date.

For	Against	Abstain	Broker Non-Votes
28,296,141	4,548,324	42,967	2,398,437

Annual General Meeting Proposal Five: Creation of Distributable Profits of Trinseo PLC

The Company’s shareholders approved, subject to Proposal 1, the creation of distributable profits of Trinseo PLC under Irish law by reducing the entire share premium of Trinseo PLC resulting from the allotment and issue of ordinary shares of Trinseo PLC pursuant to the Merger, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
32,801,468	42,856	43,108	2,398,437

Annual General Meeting Proposal Six: Election of Twelve Directors

The Company’s shareholders approved the election of twelve director nominees to serve a term expiring at the 2022 annual general meeting of shareholders by the votes set forth in the table below:

Name	For	Against	Abstain	Broker Non-Votes
K’Lynne Johnson	32,289,682	584,484	13,266	2,398,437
Joseph Alvarado	32,641,463	232,555	13,414	2,398,437
Frank Bozich	32,860,360	13,535	13,537	2,398,437
Jeffrey Cote	32,539,413	334,485	13,534	2,398,437
Pierre-Marie De Leener	32,857,006	17,018	13,408	2,398,437
Jeanmarie Desmond	32,740,706	133,285	13,441	2,398,437
Matthew Farrell	32,741,841	132,058	13,533	2,398,437
Sandra Beach Lin	32,533,690	340,414	13,328	2,398,437
Philip R. Martens	32,534,771	339,127	13,534	2,398,437
Donald T. Misheff	32,854,742	19,254	13,436	2,398,437
Henri Steinmetz	32,856,645	17,375	13,412	2,398,437
Mark Tomkins	32,859,570	14,354	13,508	2,398,437

Annual General Meeting Proposal Seven: Election of Ms. Victoria Brifo

Subject to approval of Proposal 2, the Company’s shareholders voted to elect Ms. Victoria Brifo as the Company’s thirteenth director, to serve for a term of one year expiring at the 2022 annual general meeting.

For	Against	Abstain	Broker Non-Votes
32,847,488	20,923	19,021	2,398,437

Annual General Meeting Proposal Eight: Approval, on an Advisory Basis, of the Company’s Named Executive Officers Compensation

The Company’s shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
30,808,720	2,056,746	21,966	2,398,437

Annual General Meeting Proposal Nine: Approval, on an Advisory Basis, of the Frequency of Advisory Votes on the Compensation of our Named Executive Officers

The Company’s shareholders voted to approve, on an advisory basis, a frequency of one year for the advisory vote on compensation paid to the Company’s named executive officers, by the votes set forth in the table below:

1 Year	2 Years	3 Years	Abstain
31,187,476	63,794	1,616,190	19,972

Annual General Meeting Proposal Ten: Approval of Changes to Director Compensation

The Company’s shareholder approved the changes to the Company’s director compensation program by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
29,764,415	3,096,118	26,899	2,398,437

Annual General Meeting Proposal Eleven: Approval of the Company’s Luxembourg Statutory Accounts

The Company’s shareholders approved the Company’s annual accounts prepared in accordance with accounting principles generally accepted in Luxembourg for the year ended December 31, 2020 and its consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States including a footnote reconciliation of equity and net income to International Financial Reporting Standards for the year ended December 31, 2020 by the votes set forth in the table below:

For	Against	Abstain
35,205,519	13,118	67,232

Annual General Meeting Proposal Twelve: Approval of the Allocation of the Results of the Financial Year Ended December 31, 2020

The Company’s shareholders approved the allocation of the results of the year ended December 31, 2020, including but not limited to the declaration of an annual dividend in the amount of all interim dividends declared and distributed since the Company’s last annual general meeting of shareholders, by the votes set forth in the table below:

For	Against	Abstain
35,239,203	14,173	32,493

Annual General Meeting Proposal Thirteen: Approval of the Granting of Discharge to the Company’s Directors and Auditor

The Company’s shareholders approved the granting of discharge to the directors and auditor for the performance of their respective duties during the financial year ended December 31, 2020 by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
32,704,747	96,682	86,003	2,398,437

Annual General Meeting Proposal Fourteen: Ratification of the Appointment of the Company’s Independent Auditor

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers Société cooperative to be the Company’s independent auditor for all Luxembourg statutory accounts for the year ending December 31, 2021 by the votes set forth in the table below:

For	Against	Abstain
35,017,752	253,986	14,131

Annual General Meeting Proposal Fifteen: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The Company’s shareholders ratified the audit committee’s appointment of PricewaterhouseCoopers LLP to be the Company’s independent registered public accounting firm for the year ending December 31, 2021 by the votes set forth in the table below:

For	Against	Abstain
35,017,066	254,201	14,602

ITEM 9.01	Exhibits.
3.1	Amended & Restated Articles of Association of Trinseo S.A., as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO S.A.

	By:	/s/ Angelo N. Chaclas
	Name:	Angelo N. Chaclas
	Title:	Senior Vice President, Chief Legal Officer, Chief Compliance Officer & Corporate Secretary

Date: June 17, 2021